Exhibit 10.35

Execution Copy

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

December 17, 2012

Reference is hereby made to the Registration Rights Agreement, dated as of November 16, 2012 (the “Registration Rights Agreement”), by and among Spectrum Brands Escrow Corp. (the “Escrow Issuer”) and Barclays Capital Inc. and Deutsche Bank Securities Inc., as representatives of the Initial Purchasers, concerning the registration rights relating to the Escrow Issuer’s $520,000,000 aggregate principal amount of its 6.375% Senior Notes due 2020 (the “2020 Notes”) and $570,000,000 aggregate principal amount of its 6.625% Senior Notes due 2022 (the “2022 Notes” and, together with the 2020 Notes, the “Securities”). Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the respective meanings given to them in the Registration Rights Agreement.

1. Joinder of the Company and the Guarantors. Spectrum Brands, Inc., a Delaware corporation (“Spectrum”), and the subsidiaries of Spectrum party hereto (the “Guarantors”) hereby agree to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if each was originally named as the “Company” (with respect to Spectrum) or as “Guarantors” (with respect to the Guarantors) therein and as if each such party executed the Registration Rights Agreement on the date thereof.

2. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

3. Counterparts. This Joinder Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

4. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

5. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement this 17th day of December, 2012.

SPECTRUM BRANDS, INC.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, Secretary and General Counsel

CONFIRMED AND ACCEPTED, as of the date first above written:

SPECTRUM BRANDS ESCROW CORP.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, Secretary and General Counsel

[Signature Pages to the Registration Rights Joinder]

SB/RH HOLDINGS, LLC

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, Secretary and General Counsel

APN HOLDING COMPANY, INC.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, Secretary and General Counsel

APPLICA CONSUMER PRODUCTS, INC.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, Secretary and General Counsel

APPLICA MEXICO HOLDINGS, INC.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, Secretary and General Counsel

DB ONLINE, LLC

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President and Secretary

HP DELAWARE, INC.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, General Counsel and Corporate Secretary

HPG LLC

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, General Counsel and Corporate Secretary

ROV HOLDING, INC

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President and Secretary

ROVCAL, INC

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Secretary

SCHULTZ COMPANY

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President

SPECTRUM NEPTUNE U.S. HOLDCO CORP.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President and Secretary

TOASTMASTER, INC

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, General Counsel and Corporate Secretary

UNITED INDUSTRIES CORP.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President and Assistant Secretary

UNITED PET GROUP, INC.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President and Secretary

WEISER LOCK CORP.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President and Secretary

KWIKSET CORP.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President and Secretary

PRICE PFISTER, INC.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President & Secretary

NATIONAL MANUFACTURING Co.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, General Counsel and Secretary

NATIONAL MANUFACTURING MEXICO A, LLC

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, General Counsel and Secretary

NATIONAL MANUFACTURING MEXICO B, LLC

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President, General Counsel and Secretary

BALDWIN HARDWARE CORP.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Vice President and Secretary

ROV INTERNATIONAL HOLDINGS LLC

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Secretary